UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 20, 2007
                                                ______________________________


                Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



Pennsylvania                             000-51214                 68-0593604
______________________________________________________________________________
(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                       19145
______________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code    (215) 755-1500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure
          ------------------------

     On June 20, 2007, Prudential Bancorp, Inc. of Pennsylvania (the "Company") issued a press release announcing the declaration of the Company's quarterly cash dividend of $0.05 per share, payable on the shares of the Company's common stock. The cash dividend will be payable on July 27, 2007 to shareholders of record as of the close of business on July 13, 2007.

     For additional information, reference is made to the Company's press release, dated June 20, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibit is included with this Report:

        Exhibit No.   Description
        -----------   ---------------------------------------
        99.1          Press release dated June 20, 2007




                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                              By:  /s/ Joseph R. Corrato
                                   -------------------------------------
                                   Name:  Joseph R. Corrato
                                   Title: Executive Vice President and
                                           Chief Financial Officer


Date: June 20, 2007



                         EXHIBIT INDEX


        Exhibit No.   Description
        -----------   ---------------------------------------
        99.1          Press release dated June 20, 2007